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                                                                 Exhibit 10.2
                                                                 ------------


                                                                       [HALIFAX]

                 CONVERTIBLE SECURITIES SUBSCRIPTION AGREEMENT

     This Convertible Securities Subscription Agreement (the "Agreement") dated as of January 21, 1997 has been executed by the undersigned (the "Subscriber") in connection with the sale of 5% Convertible Debentures due January 30, 2000 (the "Debentures"), of GRC International, Inc., a Delaware corporation (the "Company"), convertible into shares of Common Stock, par value $0.10 per share (the "Common Stock"), of the Company. The Company is offering an aggregate amount of $4,000,000 of Debentures at an aggregate price of $4,000,000 (the "Offering"). The form of the Debentures, including the terms on which the Debentures may be converted into Common Stock, is attached hereto as EXHIBIT A. The solicitation of this Agreement and, if accepted by the Company, the offer and sale of Debentures, are being made in reliance upon the provisions of Regulation D ("Regulation D") promulgated by the Securities and Exchange Commission ("SEC") under the United States Securities Act of 1933, as amended (the "Securities Act"). The Debentures, the Common Stock issuable upon conversion thereof, the Warrants issuable pursuant to the Common Stock Purchase Warrant attached as Exhibit B hereto (the "Warrants") and the shares of Common Stock issuable upon exercise thereof are sometimes collectively referred to in this Agreement as the "Securities." The Common Stock issuable upon conversion of the Debentures and upon the exercise of the Warrants is sometimes referred to as the "Underlying Stock." Upon the terms and subject to the conditions set forth herein, the Subscriber hereby agrees to purchase, and the Company hereby agrees to issue and sell, the principal amount of Debentures and at the aggregate purchase price set forth in Section 14. In consideration of the mutual promises, representations, warranties and conditions set forth hereto, and intending to be legally bound hereby, the Company and the Subscriber agree as follows:

     1.  Agreement to Subscribe; the Subscriber

         1.1  Purchase and Issuance of Debentures.  The Subscriber hereby
               ----------------------------------
               subscribes for the principal amount of Debentures and at the aggregate purchase price set forth in Section 14. The closing of the purchase (the "Closing") shall occur on January 30, 1997 (the "Closing Date"); provided that (i) the purchase price has been delivered by the Subscriber to the Company, a mutually acceptable escrow agent or as otherwise agreed between the parties (in same day funds via a wire transfer pursuant to instructions previously delivered for such purpose), (ii) the Debentures subscribed for hereby shall have been executed, issued and delivered by the Company to Subscriber, a mutually acceptable escrow agent or as otherwise agreed between the parties, (iii) the Common Stock Purchase Warrant shall have been executed, issued and delivered by the Company to Subscriber and (iv) other conditions precedent to the obligations of the Subscriber set forth herein shall have been satisfied.

         1.2  Nature of the Subscriber.  The Subscriber is either purchasing
               -----------------------
               the Debentures for its own account or as an agent for a principal (under a discretionary or similar account), in which case all of the representations,
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               warranties, covenants and agreements of the Subscriber herein shall be deemed to apply to such principal and not the Subscriber and to have been made by such principal and not by the Subscriber. In such case, the Subscriber so acting as agent represents and warrants that (a) its principals have confirmed to the Subscriber the accuracy of such representations and warranties with respect to its principals, and (c) the Subscriber has full authority to act on behalf of its principal in executing and delivering this Agreement and consummating the transactions contemplated hereby.

         1.3  Conditions Precedent to the Obligation of the Company to Sell the
              -----------------------------------------------------------------
               Debentures.  The obligation hereunder of the Company to issue
               ----------
               and/or sell the Debentures to the Subscriber is subject to the satisfaction, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

               (a)  Accuracy of the Subscriber's Representations and Warranties.
                    -----------------------------------------------------------
                    The representations and warranties of the Subscriber shall be true and correct as of the date when made and in all material respects as of the Closing Date as though made at each such time.

               (b)  Performance by the Subscriber.  The Subscriber shall have
                    -----------------------------
                    performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Subscriber at or prior to the Closing.

               (c)  No Injunction.  No statute, rule, regulation, executive
                    -------------
                    order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated hereby.

          1.4  Conditions Precedent to the Obligation of the Subscriber to
               -----------------------------------------------------------
               Purchase the Debentures.  The obligation of Subscriber hereunder
               -----------------------
               to acquire and pay for the Debentures is subject to the satisfaction, at or before the Closing, of each of the following conditions. Each of these conditions is for Subscriber's sole benefit and may be waived by Subscriber at any time in its sole discretion.

               (a)  Accuracy of the Company's Representations and Warranties.
                    --------------------------------------------------------
                    The representations and warranties of the Company shall be true and correct as of the date when made and in all material respects as of the Closing Date as though made at each such time.

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               (b)  Performance by the Company.  The Company shall have
                    --------------------------
                    performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

               (c)  No Injunction.  No statute, rule, regulation, executive
                    -------------
                    order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits or adversely effects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced which may have the effect of prohibiting or adversely affecting any of the transactions contemplated hereby.

               (d)  Adverse Changes.  For the period from September 30, 1996
                    ---------------
                    until Closing except as publicly disclosed since September 30, 1996 in Company press releases or Exchange Act filings issued or made prior to or on the date hereof listed on
                    Schedule 1.4(d) ("Prior Public Disclosures"), no event shall have occurred or be threatened to occur which has had or is likely to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole. The Company shall have received and delivered to the Subscriber (i) the consent of all applicable lenders to the issuance of the Debentures and
                    (ii) the waiver of any and all pending events of default (or pending events which with lapse of time or notice or both would constitute an event of default) thereunder.

               (e)  No Suspension of Trading in or Delisting of Common Stock.
                    --------------------------------------------------------
                    The trading in the Common Stock shall not have been suspended by the SEC, the New York Stock Exchange (the "NYSE") or the National Association of Securities Dealers, Inc. (the "NASD"); the Common Stock shall not have been delisted from the NYSE; and trading in securities generally as reported by the NYSE shall not have been suspended or limited or minimum prices shall not have been established on securities whose trades are reported by the NYSE.

               (f)  Legal Opinion.  The Company shall have delivered to the
                    -------------
                    Subscriber opinions of the General Counsel of the Company and Arnold & Porter, independent counsel to the Company, each in form and substance reasonably satisfactory to the Subscriber.

               (g)  Officer's Certificate.  The Company shall have delivered to
                    ---------------------
                    the Subscriber a certificate in form and substance reasonably satisfactory to the Subscriber, executed by an executive officer of the Company, to the effect that all the conditions to the Closing shall have been satisfied.

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               (h)  Registration Rights Agreement.  The Company and the
                    -----------------------------
                    Subscriber shall have entered into the Registration Rights Agreement contemplated by Section 5.1.

               (i)  Common Stock Purchase Warrant.  The Company shall execute
                    -----------------------------
                    and deliver the Common Stock Purchase Warrant to the Subscriber.

2.   Representations and Warranties of Subscriber

     The Subscriber represents and warrants to the Company that:

     2.1  No Government Recommendation or Approval.  The Subscriber understands
          ----------------------------------------
          that no United States federal or state agency or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company or the offering of the Securities.

     2.2  Intent.  The Subscriber is purchasing the Securities for its own
          ------
          account and not with a view towards distribution and the Subscriber has no present arrangement to sell the Debentures or the Underlying Stock to or through any person or entity; provided, however, that by making the representation herein, the Subscriber does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. The Subscriber understands that the Securities must be held indefinitely unless such Securities are subsequently registered under the Securities Act or an exemption from registration is available. The Subscriber has been advised or is aware of the
          provisions of Rule 144   promulgated under the Securities Act.

     2.3.  Sophisticated Investor.  The Subscriber is a sophisticated investor
           ----------------------
          (as defined in Rule 506(b)(2)(ii) of Regulation D promulgated under the Securities Act ("Regulation D")) and an accredited investor (as defined in Rule 501 of Regulation D), and Subscriber has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Securities. The Subscriber acknowledges that the Securities are speculative and involve a high degree of risk.

     2.4.  Independent Investigation.  The Subscriber, in making the decision to
           -------------------------
          purchase the Securities subscribed for hereunder, has relied upon an independent investigation made by it and/or its representatives and has not relied on any information or representations made by third parties or on any oral or written representations or assurances from the Company or any representative or agent of the Company other than as set forth in this Agreement and the public filings of the Company, the Prior Public Disclosures and the documents described below. Prior to the date hereof, the Subscriber has been furnished with and has reviewed the Company's latest proxy statement and Annual Report on Form 10-K sent to the Company's shareholders and all documents filed by the Company with the Securities and Exchange Commission (the "SEC") since June 30, 1993 pursuant to sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), excluding preliminary

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          proxy statement filings (such documents are collectively referred to in this Agreement as the "Exchange Act Reports" and the Prior Public Disclosures). Subject to the foregoing, the Subscriber has had a reasonable opportunity to ask questions of and receive answers from the Company concerning the Company and the Offering and has received complete and satisfactory answers to all inquiries it has made with respect to the Company and the Securities. The Subscriber acknowledges the price and terms of the Securities offered hereby has been determined by negotiation based in part on the market price for the Common Stock, and does not necessarily bear any relationship to the assets, book value or potential performance of the Company or any other recognized criteria of value.

     2.5  Authority.  This Agreement has been duly authorized and validly
          ---------
          executed and delivered by the Subscriber and is a valid and binding agreement enforceable in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

     2.6  No Legal Advice from Company.  The Subscriber acknowledges that it has
          ----------------------------
          had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the legal opinion called for by Section 1.4 hereof, the Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

     2.7  No Brokers.  The Subscriber has taken no action which would give rise
          ----------
          to any claim by any person for brokerage commissions, finder's fees or similar payments by the Company relating to this Agreement or the transactions contemplated hereby.

     2.8  Not an Affiliate.  The Subscriber is not an officer, director or
          ----------------
          "affiliate" (as that term is defined in Rule 405 of Securities Act) of the Company.

     2.9  Reliance on Representations and Warranties.  The Subscriber
          ------------------------------------------
          understands that the Securities are being offered and sold to it in reliance on specific provisions of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of such provisions.

3.   Representations and Warranties of Company

     The Company represents and warrants to the Subscriber that:

     3.1  Company Status.  The Company has registered its Common Stock pursuant
          --------------
          to Section 12(b) or 12(g) of the Exchange Act, is in full compliance with all reporting requirements of the Exchange Act, and the Company has maintained all requirements for the continued listing of its common stock, and such common

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          stock is currently listed, on the NYSE. The Company is eligible to use
          Form S-3 under the Securities Act.

     3.2  Current Public Information.  The Exchange Act Reports are the only
          --------------------------
          filings made by the Company since June 30, 1993 pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act.

     3.3  No Directed Selling Efforts or General Solicitation in Regard to this
          ---------------------------------------------------------------------
          Transaction.  The Company has not conducted any general solicitation
          -----------
          (as that term is used in Regulation D) with respect to any of the Securities, nor has it made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act.

     3.4  Valid Issuance of Debentures and Capital Stock.  The Company has an
          ----------------------------------------------
          authorized capitalization consisting of 30,000,000 shares of Common Stock, par value $0.10 per share. The Company has issued and outstanding 9,642,557 shares of Common Stock on the date hereof, 300,000 of which are held in treasury. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable; prior to the Closing Date, the authorized capitalization shall include the Securities; upon issuance of the Securities, the Securities will be duly and validly issued, fully paid and non-assessable; the shares of Common Stock issuable upon conversion or exercise of the Debentures and the Warrants, when issued and delivered in accordance with the terms of the Debentures and the Warrants, will be duly and validly issued, fully paid and non-assessable; and the holders of outstanding capital stock of the Company are not and shall not be entitled to preemptive or other rights afforded by the Company to subscribe for the capital stock or other securities of the Company as a result of the sale of the Securities or the issuance of Common Stock upon the conversion or exercise thereof.

     3.5  Organization and Qualification.  The Company is a corporation duly
          ------------------------------
          incorporated and existing in good standing under the laws of the State of Delaware and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries except as listed in EXHIBIT D hereto. The Company and each such subsidiary, if any, is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary other than those in which the failure so to qualify would not have a Material Adverse Effect. "Material Adverse Effect" means any material adverse effect on the business, operations, properties, prospects, or financial condition of the Company and its subsidiaries taken as a whole and/or any condition or situation which would prohibit or otherwise adversely interfere with the ability of the Company to enter into and perform its obligations under this Agreement, the Debentures, the Registration Rights Agreement and the Common Stock Purchase Warrants.

     3.6  Authorization: Enforcement.  (i) The Company has the requisite
          --------------------------
          corporate power and authority to enter into and perform this Agreement and the Registration

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          Rights Agreement and to issue the Securities in accordance with the terms hereof and thereof, (ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, the Debentures and the Common Stock Purchase Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, (iii) this Agreement has been, and on the Closing Date the Registration Rights Agreement, the Debentures and the Common Stock Purchase Warrants will be, duly executed and delivered by the Company and (iv) this Agreement constitutes, and upon execution, issuance and delivery thereof the Registration Rights Agreement, the Debentures and the Common Stock Purchase Warrants shall be, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

     3.7  Corporate Documents.  The Company has furnished or made available to
          -------------------
          the Subscriber true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-Laws, as in effect on the date hereof (the "By-Laws"), certified in each case by the Secretary of the Company.

     3.8  No Conflicts.  The execution, delivery and performance of this
          ------------
          Agreement, including the conversion of the debentures into, and the exercise of the Warrants for, the Common Stock of the Company, the Registration Rights Agreement, the Debentures and the Common Stock Purchase Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) result in a violation of the Company's Certificate of Incorporation or By-Laws or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect); provided that, for purposes of such representation as to federal, state, local or foreign law, rule or regulation, no representation is made herein with respect to any of the same applicable solely to the Subscriber and not to the Company. The business of the Company and its subsidiaries is not being conducted in violation of any law, ordinance or regulations of any governmental entity, except for possible violations which either singly or in the aggregate do not and will not have a Material Adverse Effect. The Company is not required under federal, state or local law, rule or regulation in the United States to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or the Registration Rights Agreement or issue and sell the Securities in accordance with the terms hereof and thereof (other than any SEC, NYSE, NASD or state securities filings which may be required to be made by the Company subsequent to the Closing, and any registration statement which may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Subscriber herein.

     3.9  Exchange Act Reports.  The Company has delivered or made available to
          --------------------
          the Subscriber true and complete copies of the Exchange Act Reports (including, without limitation, proxy information and solicitation materials). The Company has not provided to the Subscriber any information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed. As of their respective dates, the Exchange Act Reports complied (and as of its effective date, the Registration Statement for the Underlying Stock will comply) in all material respects with the requirements of the Exchange Act (or in the case of such Registration Statement, the Securities Act) and the rules and regulations of the SEC promulgated thereunder and other applicable federal, state and local laws, rules and regulations, and none of the Exchange Act Reports contained (and, as of its effective date, such Registration Statement will not contain) any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included (or to be included) in the Exchange Act Reports and the Registration Statement comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been (or will be) prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present (or will fairly present) in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     3.10  No Material Adverse Change.  Since September 30, 1996, the date
           --------------------------
          through which the most recent Quarterly Report of the Company on Form 10-Q has been prepared and filed with the SEC, a copy of which is included in the Exchange Act Reports, except as disclosed in the Prior Public Disclosures, no Material Adverse Effect has occurred or exists with respect to the Company and its subsidiaries taken as a whole.

     3.10A  No Violation of Creditor Covenants.  Except as set forth in Schedule
            ----------------------------------
          3.10A, no event of default has occurred and is continuing (or event which with lapse of time or notice or both would constitute such an event) under any of the revolving credit facilities or other financing arrangements of the Company or its subsidiaries.

    3.11  No Undisclosed Liabilities.  The Company and its subsidiaries have no
          --------------------------
          liabilities or obligations not disclosed in the Exchange Act Reports, other than those incurred in the ordinary course of the Company's or its subsidiaries' respective businesses since September 30, 1996 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

    3.12  No Undisclosed Events or Circumstances.  No event or circumstance has
          --------------------------------------
          occurred or exists with respect to the Company or its subsidiaries or their respective business, properties, prospects, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

    3.13  No Integrated Offering.  Neither the Company, nor any of its
          ----------------------
          affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act.

    3.14  No Brokers.  The Company has taken no action which would give rise to
          ----------
          any claim by any person for brokerage commissions, finder's fees or similar payments by the Subscriber relating to this Agreement or the transactions contemplated hereby, except for dealings with Investment Research International, whose commissions and fees will be paid for by the Company.

    3.15  Effectiveness of SEC Filings.  The SEC has not issued any stop order
          ----------------------------
          or other order suspending the effectiveness of any registration involving the Company or its subsidiaries.

    3.16  No Material Litigation Proceedings.  Except as disclosed in the
          ----------------------------------
          Exchange Act Reports, neither the Company nor any of its subsidiaries is a party to or the subject of any litigation, arbitration or other proceeding which if adversely determined would singly or in the aggregate have a Material Adverse Effect.

4.   Covenants of the Subscriber

     4.1  Resales.  The Subscriber shall not make any offers or sales of the
          -------
          Securities other than pursuant to a registration statement under the Securities Act or pursuant to an exemption from registration under the Securities Act. Subscriber will comply with applicable prospectus delivery requirements.

     4.2  Low Trades.  The Subscriber covenants and agrees that it will not,
          ----------
          directly or through any Affiliate, (i) create the lowest reported sales price on the NYSE (or NASDAQ National Market System) for the Common Stock on any trading day or (ii) offer to sell shares of Common Stock at a price lower than the then prevailing bid price for the Common Stock on the NYSE (or NASDAQ National Market System).

5.   Covenants of the Company

     5.1  Registration Rights.  The Company will file and use its best efforts
          -------------------
          to cause to become effective, as promptly as possible a registration statement ("Registration Statement") on Form S-3 under the Securities Act (or in the event that the Company is ineligible to use such form, such other form as the Company is eligible to use under the Securities
          Act) covering the resale of the Underlying Stock issuable on conversion of the Debentures and shall take all action necessary to qualify the Underlying Stock under all applicable state "blue sky" laws, in accordance with terms of the Registration Rights Agreement (the "Registration Rights Agreement") in the form of EXHIBIT C hereto, which the Company and the Subscriber shall enter into at the Closing of this Agreement.

     5.2  Reservation of Common Stock.  As of the date hereof, the Company has
          ---------------------------
          reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue shares of its Common Stock upon conversion of the Debentures; provided, however, that the number of shares so reserved shall at all times be at least 1,800,000 shares. The number of shares so reserved may be reduced by the number of shares actually delivered pursuant to conversion of Debentures (provided that in no event shall the number of shares so reserved be less than the number required to satisfy the remaining conversion rights on the unconverted Debentures) and the number of shares so reserved shall be increased to reflect stock splits and stock dividends and distributions.

     5.3  Listing of Underlying Shares.  The Company hereby agrees, promptly
          ----------------------------
          following the Closing of the transactions contemplated by this Agreement, to take such action to cause the Underlying Stock to be listed on the NYSE as promptly as possible but no later than the effective date of the Registration Statement referred to in Section
          5.1. The Company further agrees, if the Company applies to have the Common Stock traded on any other principal stock exchange or market, it will include in such application the Underlying Stock and will take such other action as is necessary to cause the Underlying Stock to be listed on such other exchange or market as promptly as possible.

     5.4  Exchange Act Registration.  The Company will cause its Common Stock to
          -------------------------
          continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Company will take all action necessary to continue the listing and trading of its Common Stock on the NYSE (or the NASDAQ National Market System) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and the NYSE (or the NASDAQ National Market System, if the Common Stock is so listed).

     5.5  Legends.  The Underlying Stock and certificates evidencing the same
          -------
          shall at all times be free of legends (except as provided in Section
          6.1 below), "stop transfers", "stock transfer restrictions" or other restrictions, upon the effectiveness of the Registration Statement.

     5.6  Corporate Existence.  The Company will take all steps necessary to
          -------------------
          preserve and continue the corporate existence of the Company.

     5.7  Right of First Refusal.  In the event that at any time or from time to
          ----------------------
          time during the six (6) month period immediately following the Closing Date, the Company proposes to issue or sell any shares of its Common Stock or any of its securities which are convertible into or exchangeable for its Common Stock or any convertible security, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock (other than shares or options issued or which may be issued pursuant to the Company's employee, officer, director or consultant stock or option or similar equity-based compensation plans or shares issued upon exercise of options, warrants or rights outstanding on the Closing Date listed in the Exchange Act Reports) whether singly or together with other securities at an effective purchase price per Common Share which is at a discount to the Market Price Per Common Share, then the Company shall give written notice (the "Proposal Notice") to the Subscriber of such proposed issuance, specifying the terms thereof in reasonable detail, and the Subscriber shall have the right, exercisable by written notice delivered within 30 days of the date of receipt by the Subscriber of the Proposal Notice, to subscribe for and purchase all (or such lesser portion as the Subscriber shall specify in writing) of the Common Stock or other securities proposed to be issued, on terms and conditions no less favorable to the Subscriber as those specified in the Proposal Notice.

     5.8  Withholding.  It is the intent of the Company that the Debentures be
          -----------
          treated as "registered obligations" under Section 871(h)(2)(B) of the Internal Revenue Code of 1986, as amended (the "Code") and that the interest payments thereon be treated as "portfolio interest" within the meaning of Section 871(h) of the Code. Assuming no changes in the current law applicable hereto, so long as the Subscriber (or any transferee thereof who is a "Holder" under the Debenture) complies with the requirements for exemption from taxation under the Code (including any compliance with any documentation requirements reasonably requested by the Company to establish and support such exemption) and the interest on the Debentures is not determined to be other than "portfolio interest", the Company agrees that it shall not withhold federal income taxes in respect of interest payments on the Debentures.

6.   Legends; Subsequent Transfer of Securities; Denominations

     6.1  Legend.  The Company will issue one or more Debentures in the name of
          ------
          the Subscriber and in such denominations to be specified by the Subscriber prior to (or from time to time subsequent to) Closing. The Debentures, and any shares of Common Stock issued upon conversion thereof prior the effectiveness of the Registration Statement, will bear the following legend (the "Legend"):

               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

          Following the effectiveness of the Registration Statement, the Company will promptly instruct its transfer agent, upon surrender of the Debentures for conversion and/or Underlying Stock, to remove the Legend from any of the Underlying Stock. In addition, and if applicable, the Company shall reissue certificates representing the Securities without the legend set forth above at such time as (i) the Holder thereof is permitted to dispose of such Securities pursuant to Rule 1 44(k) under the Securities Act or (ii) the Securities are sold to a purchaser or purchasers in a transaction exempt from registration under the Securities Act, as evidenced by an opinion of counsel to the transferor delivered to and reasonably satisfactory to the Company.

     6.2  No Other Legend or Stock Transfer Instructions.  No legend has been or
          ----------------------------------------------
          shall be placed on the share certificates representing the Securities and no stock transfer instructions have been or shall be given to the Company's transfer agent with respect thereto other than as set forth in this Section 6.

     6.3  Subscriber's Compliance.  Nothing in this section shall affect in any
          -----------------------
          way the Subscriber's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

     6.4  Other Restrictions on Transfer.  The Subscriber shall not transfer the
          ------------------------------
          Debentures or the Common Stock Purchase Warrants to any party not constituting an affiliate of the Palladin Group, L.P. without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed.

7.   Governing Law; Jurisdiction; Waiver of Jury Trial

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law or choice of law. The Company and Subscriber hereby agree that all actions or proceedings arising directly or indirectly from or in connection with this Agreement shall be litigated only in the Supreme Court of the State of New York or the United States District Court for the Southern District of New York located in New York County, New York. To the extent permitted by applicable law, the Company and Subscriber consent to the jurisdiction and venue of the foregoing courts and consent that any process or notice of motion or other application to either of said courts or a judge thereof may be served inside or outside the State of New York or the Southern District of New York by registered mail, return receipt requested, directed to the such party at its address set forth in this Agreement (and service so made shall be deemed complete five (5) days after the same has been posted as aforesaid) or by personal service or in such other manner as may be permissible under the rules of said courts. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement.

8.   Assignment; Entire Agreement; Amendment

     8.1  Assignment.  Neither this Agreement nor any rights of the Subscriber
          ----------
          hereunder may be assigned by either party to any other person. Notwithstanding the foregoing, the provisions of this Agreement, the Debentures and the Registration Rights Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the Securities purchased by the Subscriber hereunder with respect to the Securities held by such person.

     8.2  Entire Agreement: Amendment.  This Agreement, the Debentures, the
          ---------------------------
          Registration Rights Agreement, the Common Stock Purchase Warrant and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth in this Agreement or therein. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

9.   Publicity

     The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Subscriber without its expressed written consent, unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement. Except as may be required by law, the Company and the Subscriber shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and shall not issue any such press release or make any such public statement prior to such consultation.

10.  Notices, Etc.; Expenses; Indemnity

     10.1 Notices.  Any notice, demand or request required or permitted to be
          -------
          given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or by facsimile, with a hard copy to follow by two day courier addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing. Copies of all notices to the Subscriber shall be sent to its designee or representative.

     10.2 Costs and Expenses.  The Company shall be responsible for the
          ------------------
          Subscriber's costs and expenses, due and payable at Closing, (including legal fees and expenses) incurred in entering into this Agreement and the transactions contemplated hereby and in conducting a due diligence examination in connection with the transactions contemplated hereby, but not to exceed $20,000.

     10.3 Indemnification.  Each party shall indemnify the other against any
          ---------------
          loss, cost or damages (including reasonable attorney's fees and expenses) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Agreement.

11.  Counterparts

     This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

12.  Survival; Severability

     The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing notwithstanding any due diligence investigation conducted by or on behalf of the Subscriber. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

13.  Titles and Subtitles

     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

14.  Amount

     The undersigned hereby subscribes for U.S.$4,000,000 in principal amount of Debentures.


                           [SIGNATURE PAGE FOLLOWS]

Subscriber's Representative        Name of the Subscriber
                                   HALIFAX FUND, L.P.

                                   By:  THE PALLADIN GROUP, L.P.,
-------------------------------         as Attorney-in-Fact
Name:

                                   By:  PALLADIN CAPITAL MANAGEMENT, L.L.C.,
                                        General Partner

40 West 57th St., NY, NY  10019    By:
-------------------------------       ------------------------------------
Address                                 Andrew Kaplan, Authorized Representative


-------------------------------
Telephone
                                   Date of Subscription:
                                                        ------------------
212 698 0599
-------------------------------
Fax                                Place of Execution:  New York
                                                        ------------------

                                   Place of Organization or Citizenship:
                                        Cayman Islands
                                   Place of Residency and/or Principal Place of
                                        Business

                                        c/o CITCO Fund Services (Cayman
                                        Islands) Limited
                                        Corporate Center, West Bay Road
                                        -------------------------------
                                        Grand Cayman, Cayman Islands, BWI
                                        ---------------------------------
                                        Attn:  Patrick Agemian/Dre Barten
                                        ---------------------------------

                                        (Telephone):  (809) 949-3977
                                                      --------------

                                        (Fax):  (809) 949-3877
                                                --------------

                                        Registration instructions:

                                        (Name) (Please Print) Halifax Fund, L.P.
                                                              ------------------

     THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE 21st DAY OF
JANUARY 1997.

                                    GRC INTERNATIONAL, INC.

                                    By:
                                       -----------------------------

                                    Print Name:  T E McCabe
                                    Its:  SVP, Gen. Cnsl. & Sec'y.
                                    Address:  1900 Gallows Rd.
                                              Vienna, VA  22182

                                   EXHIBIT A

                               FORM OF DEBENTURE

                                   EXHIBIT B

                         COMMON STOCK PURCHASE WARRANT

                                   EXHIBIT C

                         REGISTRATION RIGHTS AGREEMENT

                                   EXHIBIT D

                          SUBSIDIARIES OF THE COMPANY

General Research Corporation

SWL Inc.

                                SCHEDULE 1.4(d)

                            PRIOR PUBLIC DISCLOSURES


Press Releases
--------------

1.  October 7, 1996
2.  October7, 1996
3.  October 15, 1996
4.  October 17, 1996
5.  October31, 1996
6.  November 1, 1996
7.  November 13, l996
8.  December9, 1996
9.  December 19, 1996
10. Press Release to be issued on or about January 22, 1997 in conjunction with the execution of this Agreement.

                                SCHEDULE 3.10A

                        VIOLATION OF CREDITOR COVENANTS


Default under Section 4.6 (unsecured indebtedness covenant) and potential event of default under Section 4.1 5(c)(minimum Tangible Net Worth covenant) under the terms of the Amended and Restated Revolving Credit and Term Loan Facility, dated as of February 12, 1996, by and among GRC International, Inc., SWL Inc., General Research Corporation and Mercantile Safe Deposit & Trust Company.

Default and potential default have been waived by Mercantile Safe Deposit & Trust Company pursuant to a letter dated January 6, 1997.